UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

CAYSON ACQUISITION CORP
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42280	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 W 37th St, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 998-5540

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	CAPNU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.0001 per share	CAPN	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	CAPNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of December 17, 2025, Mango Financial Limited (“Mango Financial”) loaned Cayson Acquisition Corp. (the “SPAC”) an aggregate of $600,000. Such funds will be deposited into the trust account established by the SPAC in connection with its initial public offering pursuant to the SPAC’s Amended and Restated Memorandum and Articles of Association and trust agreement governing the trust account in order to extend the time that the SPAC has to consummate an initial business combination (a “Business Combination”) from December 23, 2025 to March 23, 2026. The loan is evidenced by a promissory note (the “Note”) issued by the SPAC to Mango Financial. The Note bears no interest and is repayable in full upon consummation of a Business Combination.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

As previously disclosed, on July 11, 2025, the SPAC entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the SPAC, Mango Financial Group Limited, a Cayman Islands exempted company (the “Company”), North Water Investment Group Holdings Limited (“North Water”), the parent company of Mango Financial, and Mango Temp Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”).

Additional Information and Where to Find It

In connection with the proposed business combination among the SPAC, the Company and Merger Sub (the “Business Combination”, the SPAC and the Company intend to file relevant materials with the SEC, including a Registration Statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy Statement and prospectus. After the Registration Statement is declared effective by the U.S. Securities and Exchange Commission (the “SEC”)., the definitive proxy statement and prospectus and other relevant documents will be mailed to the shareholders of the SPAC as of the record date established for voting on the proposed Business Combination and will contain important information about the proposed Business Combination and related matters. Shareholders of the SPAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the SPAC’s solicitation of proxies for the meeting of SPAC shareholders to be held to approve, among other things, the proposed Business Combination, because they will contain important information about the SPAC, the Company and the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement and prospectus, the definitive proxy statement and prospectus and other relevant materials in connection with the transaction without charge, each, when available, at the SEC’s website at www.sec.gov or by directing a request to: Cayson Acquisition Corp, c/o Yawei Cao, 420 Lexington Avenue, Suite 2446, New York, NY 10170, Telephone: (203) 998-5540.

Participants in the Solicitation

The SPAC and its respective directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC shareholders in connection with the proposed Business Combination. The SPAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the SPAC as reflected of the SPAC’s final prospectus of September 20, 2024, in connection with the SPAC’s initial public offering, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC shareholders in connection with the proposed Business Combination will be set forth in the proxy statement and prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the proxy statement and prospectus to be included in the Registration Statement and filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

The Company and its respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the SPAC shareholders in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement and prospectus for the proposed Business Combination when available.

No Solicitation or Offer

This communication shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Business Combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to any registration or qualification under the securities laws of any such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements Legend

This communication contains forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical facts contained in this communication, including statements regarding the expected timing and structure of the Business Combination, the ability of the parties to complete the Business Combination, the expected benefits of the Business Combination, the tax consequences of the Business Combination, the amount of gross proceeds expected to be available to the SPAC after the closing of the Business Combination and giving effect to any redemptions by the SPAC shareholders, the Company’s future results of operations and financial position, business strategy and its expectations regarding the application and commercialization of its products[this sentence needs a verb and an object]. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the SPAC and the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; the risk that the SPAC shareholders’ approval of the Business Combination is not obtained; the inability to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in the SPAC’s trust account following any redemptions by the SPAC shareholders; the failure to receive certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; changes in general economic or business conditions; the outcome of litigation related to or arising out of the Business Combination, or any adverse developments therein or delays or costs resulting therefrom; the effect of the announcement or pendency of the transaction on the SPAC’s or the Company’s respective business relationships, operating results, and businesses generally; the ability of the Company to meet Nasdaq’s listing standards in connection with and following the consummation of the Business Combination; costs related to the Business Combination; that the price of the Company’s securities may be volatile due to a variety of factors, including the SPAC’s or the Company’s inability to implement their respective business plans or meet or exceed their financial projections and changes in the combined capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; and the ability of the Company to implement its strategic initiatives.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the SPAC’s registration statement on Form S-1 (File No. 333-280564), in the Registration Statement (once available), and in the other documents filed or that may be filed by the SPAC from time to time with the SEC following the date hereof. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the SPAC assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

The SPAC does not give any assurance that the SPAC or the Company will achieve their expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Promissory Note

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2025	CAYSON ACQUISITION CORP

	By:	/s/ Yawei Cao
Yawei Cao
Chief Executive Officer